As filed with the Securities and Exchange Commission on February 27, 1997

                                                            File No. 33-

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form S-8

                             REGISTRATION STATEMENT

                                     Under
                           THE SECURITIES ACT OF 1933

                                 --------------

                            Trigon Healthcare, Inc.
             (Exact name of registrant as specified in its charter)

             VIRGINIA                                    54-1773225
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
 Incorporation or organization)

                2015 Staples Mill Road, RICHMOND, VIRGINIA 23230
                                 (804) 354-7000

          (Address of principal executive office, including zip code)

                           EMPLOYEES' THRIFT PLAN OF
                         TRIGON BLUE CROSS BLUE SHIELD

                         TRIGON BLUE CROSS BLUE SHIELD
                            401(K) RESTORATION PLAN
                           (Full Title of the Plans)

  COPIES OF ALL COMMUNICATIONS, INCLUDING COMMUNICATIONS SENT  TO  AGENT  FOR
                             SERVICE, SHOULD BE SENT TO:

    R. GORDON SMITH, ESQ.                        J. CHRISTOPHER WILTSHIRE, ESQ.
    MCGUIRE, WOODS, BATTLE & BOOTHE, L.L.P.      TRIGON HEALTHCARE, INC.
    ONE JAMES CENTER                             LEGAL DEPARTMENT
    901 EAST CARY STREET                         2015 STAPLES MILL ROAD
    RICHMOND, VIRGINIA 23219                     RICHMOND, VIRGINIA 23230
    (804) 775-1000                               (804) 354-7284


                       CALCULATION OF REGISTRATION FEE(*)



                                         Amount         Proposed     Proposed
Title of Each Class of Securities        to be          Maximum      Maximum        Amount of
    to be Registered (1)               Registered (2)   Offering     Aggregate     Registration
                                                        Price Per    Offering          Fee
                                                          Share      Price (1)
Class A Common stock, par value $0.01   1,000,000 shs.   $16.75     $16,750,000      $5,076
per share ........
===============================================================================================

----------
(1) Computed in accordance with Rule 457(h) under the Securities Act of 1933, as amended (the Securities Act), solely for the purpose of calculating the registration fee.

(2) In addition, pursuant to Rule 416(c) under the Securities Act, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Trigon Blue Cross Blue Shield 401(k) Restoration Plan.

                                     PART 1

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

ITEM 1.           PLAN INFORMATION

         Not required to be filed.

ITEM 2.           REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL
                  INFORMATION

         Not required to be filed.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.           INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed by Trigon Healthcare, Inc. (Trigon) with the Securities and Exchange Commission (the Commission) are incorporated herein by reference and made a part hereof: (I) the Trigon Form S-1 as filed with the Securities and Exchange Commission on August 8, 1996, and as amended through January 29, 1997.

         In addition, all documents filed by Trigon pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the Exchange Act), after the date of the Prospectus and prior to the filing of a post-effective amendment that indicates that all securities offered hereby have been sold or that deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference into this registration statement and to be a part hereof from the date of filing such documents.

ITEM 4.           DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.           INTEREST OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.           INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Article 10 of the Virginia Stock Corporation Act allows, in general, for indemnification, in certain circumstances, by a corporation of any person threatened with or made a party to any action, suit or proceeding by reason of the fact that he or she is, or was, a director, officer, employee or agent of such corporation. Indemnification is also authorized with respect to a criminal action or proceeding where the person had no reasonable cause to believe that his conduct was unlawful. Article 9 of the Virginia Stock
Corporation Act provides limitations on damages payable by officers and directors, except in cases of willful misconduct or knowing violation of criminal law or any federal or state securities law.

         Section 12.3 of the Company's Articles of Incorporation provides for mandatory indemnification of any director or officer of the Company who is, was, or is threatened to be made a party to a proceeding (including a proceeding by or in the right of the Company) because he is or was a director or officer of the Company or because he is or was serving the Company or other legal entity in any capacity at the request of the Company while a director or officer of the Company, against all liabilities and expenses as are incurred because of such director's or officer's willful misconduct or knowing violation of the criminal law.

         The Company maintains a standard policy of officers' and directors' liability insurance.

         In the Purchase Agreements attached as Exhibits 1.1 and 1.2 to the Trigon Form S-1 as filed with the Securities and Exchange Commission on August 8, 1996, as amended through January 29, 1997, in connection with the initial public offering of the Company's stock, the underwriters agree to indemnify, under certain conditions, the Company, its directors, certain of its officers and persons who control the Company within the meaning of the Securities Act, against certain liabilities.

ITEM 7.           EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.           EXHIBITS

         4(i)              --       Articles of Incorporation of the Registrant
                                    (Exhibit 3.1, Form S-1, as filed with the Securities and Exchange Commission on August
                                    8, 1996, as amended through January 29,
                                    1997, incorporated by reference).

         4(ii)             --       Bylaws of the Registrant (Exhibit 3.1, Form
                                    S-1, as filed with the Securities and
                                    Exchange Commission on August 8, 1996, as amended through January 29, 1997, incorporated by reference).

         5                 --       Opinion of McGuire, Woods, Battle & Boothe,
                                    L.L.P. (filed herewith).

                                    The  Registrant  will  submit  the  restated
                                    Employees'  Thrift Plan of Trigon Blue Cross
                                    Blue  Shield  (the  Thrift   Plan)  and  any
                                    amendments  thereto to the Internal  Revenue
                                    Service (the IRS) in a timely manner and will make all changes required by the IRS in order to qualify the Thrift Plan.

         23(i)             --       Consent of KPMG Peat Marwick, LLP (filed
                                    herewith).

         23(ii)            --       Consent of McGuire, Woods, Battle & Boothe,
                                    L.L.P. (included in Exhibit 5).

         24                --       Power of Attorney (included herein).

         99(i)             --       Employees' Thrift Plan of Trigon Blue Cross
                                    Blue Shield (filed herewith).

         99(ii)            --       Trigon Blue Cross Blue Shield 401(k)
                                    Restoration Plan (filed herewith).

ITEM 9.           UNDERTAKINGS

         (a)      The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                           (i)      To include any prospectus required by
                           section 10(a)(3) of the Securities Act;

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to section 13 or section

15(d) of the Exchange Act that are incorporated by reference in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of this offer.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act of (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 13(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (h) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other that the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                               POWERS OF ATTORNEY

Each person whose signature appears below hereby authorizes either agent for service named in the registration statement as attorney-in-fact, to sign on his behalf individually and in each capacity stated below and to file all amendments and post-effective amendments to the registration statement, and Trigon hereby confers like authority to sign and file on its behalf, with respect to the proposed registration, offer and sale or issuance of Common Stock of Trigon, par value $.01 per share, in connection with the Employees' Thrift Plan of Trigon Blue Cross Blue Shield and the Trigon Blue Cross Blue Shield 401(k) Restoration Plan.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Henrico, Commonwealth of Virginia, on the 19th day of February, 1997.

                                        TRIGON HEALTHCARE, INC.

                                        By \s\ Thomas G. Snead, Jr.
                                           ------------------------------------
                                           (Thomas G. Snead, Jr., Treasurer and
                                            Chief Financial Officer)

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



            Signature                     Title                        Date
            ---------                     -----                        ----
\s\ Norwood H. Davis, Jr.                 Chairman of the Board   February 19, 1997
-------------------------------           Chief Executive
    Norwood H. Davis, Jr.                 Officer


\s\ Lenox D. Baker, Jr., M.D.             Director                February 19, 1997
-------------------------------
    Lenox D. Baker, Jr., M.D.

\s\ James K. Candler                      Director                February 19, 1997
-------------------------------
    James K. Candler

                                       6






\s\ John Cole, Jr., M.D.                  Director                February 19, 1997
-------------------------------
    John Cole, Jr., M.D.


\s\ John L. Colley, Jr., Ph.D.            Director                February 19, 1997
-------------------------------
    John L. Colley, Jr., Ph.D.


\s\ Robert M. Freeman                     Director                February 19, 1997
-------------------------------
    Robert M. Freeman


\s\ William R. Harvey                     Director                February 19, 1997
--------------------------------
    William R. Harvey


\s\ Elizabeth G. Helm                     Director                February 19, 1997
--------------------------------
    Elizabeth G. Helm


\s\ Gary A. Jobson                        Director                February 19, 1997
--------------------------------
    Gary A. Jobson


\s\ Frank C. Martin, Jr.                  Director                February 19, 1997
-------------------------------
    Frank C. Martin, Jr.


\s\ Donald B. Nolan, M.D.                 Director                February 19, 1997
--------------------------------
    Donald B. Nolan, M.D.


\s\ William N. Powell                     Director                February 19, 1997
--------------------------------
    William N. Powell


\s\ J. Carson Quarles                     Director                February 19, 1997
--------------------------------
    J. Carson Quarles


\s\ R. Gordon Smith                       Director                February 19, 1997
--------------------------------
    R. Gordon Smith


\s\ Jackie M. Ward                        Director                February 19, 1997
--------------------------------
    Jackie M. Ward


\s\ Stirling L. Williamson, Jr.           Director                February 19, 1997
-------------------------------
    Stirling L. Williamson, Jr.


\s\ Thomas G. Snead, Jr.                  Treasurer and Chief     February 19, 1997
-------------------------------           Financial Officer
    Thomas G. Snead, Jr.

                                       7







\s\ Thomas R. Byrd                        Principal Accounting    February 19, 1997
-------------------------------           Officer
    Thomas R. Byrd

         Pursuant to the requirements of the Securities Act of 1933, the Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Henrico, Commonwealth of Virginia, on the 19th day of February, 1997.

                                                  TRIGON BLUE CROSS BLUE SHIELD
                                                  401(K) RESTORATION PLAN

                                                  By: \s\ Ronald M. Nash
                                                      ------------------
                                                       Ronald M. Nash

                                       8





                                  EXHIBIT INDEX

Exhibit No.                             Exhibit

    4(i)                   Articles of Incorporation of the Registrant  (Exhibit
                           3.1, Form S-1, as filed with the Securities and Exchange Commission on August 8, 1996, as amended through January 29, 1997, incorporated by reference).

    4 (ii) Bylaws of the Registrant (Exhibit 3.1, Form S-1, as filed with the Securities and Exchange Commission on August 8, 1996, as amended through January 29, 1997, incorporated by reference).

    5                      Opinion of McGuire, Woods, Battle & Boothe, L.L.P.

                           The  Registrant  will submit the restated  Employees'
                           Thrift  Plan of Trigon  Blue Cross Blue  Shield  (the
                           Thrift Plan) and any amendments thereto to the Internal Revenue Service (the IRS) in a timely manner and will make all changes required by the IRS in order to qualify the Thrift Plan.

   23(i)                   Consent of KPMG Peat Marwick LLP (filed herewith).

   23(ii)                  Consent of McGuire, Woods, Battle & Boothe, L.L.P.
                           (contained in Exhibit 5).

   24 Power of attorney (included on the signature pages herein).

   99(i)                   Employees' Thrift Plan of Trigon Blue Cross Blue
                           Shield (filed herewith).

   99(ii)                  Trigon Blue Cross Blue Shield 401(k) Restoration Plan
                           (filed herewith).

                                       9


